Exhibit 99.1

Warren Resources, Inc. August 8, 2007 CANACORD ADAMS GLOBAL GROWTH CONFERENCE

Disclaimer Cautionary Note to U.S. Investors: This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-looking statements. Although Warren believes that the expectations reflected in such forward-looking statements are reasonable, they can give no assurance that such expectations will prove to have been correct. Additionally, in its filings with the SEC, Warren is permitted to disclose only proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Warren uses certain terms in this presentation, such as "potential", "possible" and "recoverable" in relation to reserves, which SEC guidelines strictly prohibit from being included in filings with the SEC. Estimates of "potential", "possible" and "recoverable" reserves which may potentially be recoverable through additional drilling or recovery techniques are by their nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company. Investors are urged to consider closely Warren's disclosure of its proved reserves, along with certain risk factors and uncertainties inherent in its business set forth in its Form 10K and other filings with the SEC. WRES undertakes no obligation, and expressly disclaims any duty, to publicly update any forward looking statements made herein, whether as a result of new information or future events. ii

Introduction i

Investment Highlights Large, high-quality resource base with huge remaining oil-in-place (+/-550 MMBO) and over 1.0 TCF of potential gas reserves Long-lived reserves (+20 yrs) Low-risk development drilling program in giant Wilmington Oil Field in California and large high-quality CBM project in Eastern Washakie Basin in Wyoming Net proved reserves at 12/31/06 of 349 Bcfe with a PV-10 of $609 million (20% proved developed producing) - accounts for 10% of net acreage Substantial proved reserves with significant additional reserve growth potential 54 MMBO net proved oil reserves booked in Wilmington Units in LA Basin of California in waterflood redevelopment and horizontal Tar well projects Leasehold interests in 254,480 gross (139,254 net) acres with approximately 2,350 potential drilling locations including 1,800 CBM wells in Rockies and 450 oil wells in Wilmington Deep potential under large Rocky Mountain acreage, including Baxter Shale, Nugget and Tensleep formations Regulatory approvals in LA finalized in 8/06 for complete Wilmington development and favorable Record of Decision on EIS issued by the BLM in 5/07 for full-scale Atlantic Rim CBM development Aggressive execution in 2007 for planned $121 million drilling program with 142 gross (99 net) new and recompleted oil and gas wells Strong technical management team with substantial ownership position and proven expertise in water flood and EOR operations, CBM development and horizontal drilling 1

Warren Resources Operational Overview Net proved reserves with a PV-10 value of $609 million (using $50.60 realized price per Bbl and $4.35 per MCF at 12/31/06), accounts for 10% of net acreage Interests in 205 gross (188 net) producing wells and are the operator or joint-operator in over 89% of these wells Average current daily production rate over 32 MMcfe/d gross (17 MMcfe/d net), a 22% net production increase over Q1 07 2 As of December 31 , 200 6 Area Total Net Proved Reserves (Bcfe ) Total Drilling Locations Net Producing Wells Net Undeveloped Acreage Atlantic Rim 2 1.5 1,800 7 10 2,513 WTU 20 5.7 400 80 806 NWU 117.9 50 52 713 East Texas/Other 4.2 100 49 24,302 Total 349.3 2,350 188 128,334

Proved and Unrisked, Unbooked, Potential Reserves Washakie CBM – Net Proved Reserves 22.0 Bcfe Proved Reserves 349 Bcfe Unrisked, Unbooked Potential Reserves 1,165 Bcfe Wilmington – Net Proved Reserves 324.0 Bcfe 1% 3 Washakie Deep Unrisked, Unbooked Potential Net Gas Reserves 150 Bcfe Washakie CBM – Unrisked, Unbooked Potential Net Gas Reserves at 1 Bcf per CBM well 750 Bcfe

Business Strategy Exploit existing properties through the drillbit Increase proved reserves by drilling 1,800 identified Rocky Mountain CBM wells and 450 Wilmington oil wells Increase oil production by 100% or more in 2007 Increase our working interests in future wells due to prior completion of turnkey drilling Utilize funds from our $150 million credit facility and growing internally generated cash flow to maximize level of participation in drilling activities in core high growth areas Pursue selective acquisitions and joint ventures Leverage technical knowledge and experience in core areas Increase high-quality CBM, conventional gas and enhanced oil recovery projects Reduce unit costs through economies of scale and efficient operations Increase production Leverage growing infrastructure 4

Experienced Operating Team Warren has assembled a top-notch technical team of 10 petroleum engineers with considerable experience in our operating regions including: 5 Name Title Years Operating Experience Regional Focus Area of Expertise Lloyd G. Davies Chief Executive – Warren E&P 45 California & Wyoming Reservoir & Operations Ken Gobble Chief Operating Officer – Warren E&P 20 California & Wyoming Operations William Lee Manager of Operations – Wyoming 33 Wyoming Senior Drilling Engineer Bruce Berwager General Manager - California and Senior VP – Warren E&P 28 California General Manager Steve Heiter Operations Manager - California and VP – Warren E&P 35 California Operations

Focused Operations - Wilmington Oil Field

The Wilmington Field The Wilmington Field is the third largest oil field in the United States, having produced 3.5 billion barrels of oil, or 40% of estimated OOIP Prudhoe Bay in Alaska is the largest oil field and the East Texas oil field is the second largest Wilmington Field Wilmington Field 6

WTU (Warren) Structure is 18 ½ mile long, highly faulted, asymmetrical anticline Wilmington Fault Wilmington Field Geometry NWU (Warren) 7

Wilmington Townlot Unit (WTU) 8 Unitized in 1972 by Exxon Warren holds 98.6% WI, 81.8% NRI Produced 145 MMBO through 2006 24% of estimated 600 MMBO original oil in place (OOIP) 40% estimated ultimate recovery (currently 36%) in other parts of the field At 40% recovery in WTU, 95 MMBO (gross) potential recoverable reserves 34 MMBO net booked proved reserves at 12/31/2006. Additional secondary recovery and EOR potential not yet booked. Multiple reservoirs (Tar, Ranger, Terminal, Union Pacific, Ford, Schist) Redevelopment of UT & Ranger in “7 spot” waterflood patterns - 202 MBO/well D1-A Tar reservoir being developed - 300 MBO/horizontal well DU & D-3 (Tar), C (Lower Ranger), Ford, and Schist formations highly prospective, yet to be tested by Warren

Warren’s Strategy Redevelop Upper Terminal & Ranger Reservoirs for Waterflood Improve vertical conformance and areal sweep efficiency of waterfloods Drilling new wells in 7-spot patterns to improve areal sweep, support pressure better Sub-zoning injection well completions to force more water into less swept sands Higher oil prices allow flooding to over 100 WOR – WTU wells are 12 WOR Develop Tar D1-A reservoir with horizontal wells More pay exposure yields higher production rates with less pressure drawdown Oil recovery factor improved over vertical wells because of less water coning Further evaluate best development methods for DU, D-2, & D-3 (Tar), C (Lower Ranger), Ford, and Schist formations Screen reservoirs for Tertiary EOR to further enhance reserves & valuation Drill all wells from Central Site and P&A remaining remote wells to gain community support 9

Sub-zoned Waterflood (isolated injection) 2610 3450 SSTVD S T F G Hx J X Pao Bp R D1A Tar Formation Ranger Formation Upper Terminal Formation Isolated Water Injector Producer Injector Producer Injector Producer Injector Producer 10

D1-A (Tar) Horizontal Drilling Target 10000 -- 0.1 0.0 ---- 0.5 1.0 ---- 0.0 Permeability Porosity Saturation Transition from oil to water Wilmington WTU-1829 Wilmington Tar Zone D1-A Current Hz Target DU Sand (possible Hz Target) D2 Sand D3 Sand Perforate & include in Ranger wells 11

Vertical vs. Horizontal Tar Wells Cumulative Oil Production (from Simulation) Simulation Results Per Well Peak Rates Increase 300-400% Oil Recovery Improves 400% Drilling Costs Increase 50% over vertical wells Fewer wells required Cumulative Oil Production Increased Recovery Cumulative Days on Production Horizontal Wells Vertical Wells 12 Not Actual Results

PeriScope Geosteering of Hz Wells at WTU Planned Well Path Actual Well Path Forecasted Formation Top 13 PeriScope Directional Resistivity GR & ROP Gamma Counts( 0.00 to 80.00 GR II)00 RT IIe 0 00 to 150 00 ROP 5 Measure 0.00 to 500.00 GR. Squared 0.00 to 150.00 A34H_UNC_RT. Measured 0.10 to 100.00 FarMagnitude Ratio Derived 0.10 to 100.00 FarPhase Derived Resistivi 0.10 to 100.00 P22H_UNC_RT Mreasured 0.10 to 100.00 P34H_UNC_RT Measured 0.10 to 100.00 SAD1_RT.Meas -2.00 to 2.00 SAD4_RT .Meas -2.00 to 2.00 SPD1_RT .Meas -10.00 to 10.00 SPD2 RT .Meas -60.00 to 60.00 SPD4_RT .Meas -30.00 to 30.00 1 1.22 1.49 1.82 2.23 2.72 3.32 4.06 4.96 6.06 7.41 9.05 11.05 13.5 16.5 20.15 24.62 30.08 36.75 44.89 54.84 67 81-85 100

Wilmington Townlot Unit Two drilling cellars currently under construction - south ½ finished Two rows of wells in each cellar (140 wells/cellar) Zoning permit to drill up to 540 wells from cellars at WTU Production equipment below ground level Drilling Rig skid-mounted over cellar allows rapid rig moves All fluid production and clean water re-injection occurs at wellheads located within cellars Environmentally sound operations Example of Modern Compact Drillsite 14

WTU Central Facility & Drillsite – Plan View Cellar 1 Cellar 2 Cellar 3 15

Cellar #2 April 2007 Looking South Permanent Flowlines Conduits Well Heads Fence Electricity Well Testers Sumps installed 16

Wilmington Townlot Unit Since taking over as WTU operator in 2005, Warren has: Increased oil production from 375 BOPD to over 2,700 BOPD Obtained zoning permit to drill up to 540 wells from Central Site Proceeded with construction of 2 multi-well cellars Drilled and completed 78 total wells Improved community relations with site improvements, P&A’d 5 wells, land dedications In 2007, plan to drill 45 gross (45 net) wells 2007 Capex budget of $69.0 million including $18.0 million for facilities and cellar construction investments Up to 540 potential drilling locations in Tar, Ranger, Terminal, and Ford zones 17

18 WTU Oil Production Since 01/2004 0 1,000 2,000 3,000 05/2007 05/2006 05/2005 05/2004 BOPD Warren takes over operatorship of WTU Nabors 411 starts work Ensign 518 starts work Historic Production Decline

WTU Key Projects Underway WTU 10-inch oil sales pipeline (20 MBO/D capacity) to refinery by October to eliminate trucking Installation of Co-Gen, Micro-turbines to convert waste gas to net income Installation of Automated Well Testers to improve accuracy and reduce costs Make-up water source well being permitted to accelerate waterfloods Facility debottlenecking to keep facility capacities ahead of volumes in progress Construction of Cellars 1 & 2 (south ½ finished) to be completed in Q4 07 Evaluating DU and C sands for horizontal drilling; evaluate multiple blanket pay zones in UP/Ford Rig contracts under negotiation Drilling & completion practices under review for cost and production optimization 19

North Wilmington Unit Unitized for Water Flood in 1977 by Sun Oil Produced 37 MMBO, or only 24% of the original 150 MMBO. Net proved reserves of 20 MMB in Ranger zone at 12/31/2006. Warren acquired NWU 12/31/05 for $23 MM Warren holds 100% W.I. and 84.6% N.R.I. Warren has focused on operational improvements and returning idle wells to production/injection since acquisition Current production is 475 BOPD gross (402 BOPD net) 2007 Capex budget of $4.7 million to re-complete 12 existing wells, return idle wells to production, and upgrade production facilities Planning drilling program for early 2008 20

21 NWU Oil Production Since 01/2004 0 100 200 300 400 500 600 05/2007 05/2006 05/2005 05/2004 BOPD Historic Production Decline Warren buys NWU Heater Treater Up-graded

California Operations Summary Quality Assets with huge remaining oil-in-place (+/-550 MMB) Newly proven technologies and high oil prices enable substantial remaining reserves to be captured economically WTU drilling and construction projects are well underway (execution risk minimal) Production volumes are growing rapidly Replacing consultants and contractors with company staff to improve execution and reduce costs LOE/BOE(net) of $18/bbl for WTU and NWU combined trending downward to goal of $12/bbl as volumes added and cost reduction projects implemented Current realized oil price about $67 ($10 below NYMEX +/-$78) = High margin production EOR could add substantial additional reserves and value 22

Focused Operations – Washakie Basin CBM Comprises the southeast one-third of the Greater Green River Basin in southwestern Wyoming Largest acreage position with 227,333 gross (125,779 net) acres Over 1,800 potential CBM drillsites on mostly 80-acre spacing with EUR over 1.0 Bcfe/well Own 42% average working interest Planned capital expenditures of $43.5 million in 2007 for 80 gross wells in the “heart” of the play Conduct CBM operations on the Atlantic Rim and Baxter Shale Potential in Pacific Rim Deep potential under 119,368 gross (100,925 net) acres in Washakie Basin for 100+ conventional wells Near prolific Wamsutter, Pinedale and Jonah fields Washakie Basin 23

Washakie Basin – Atlantic Rim CBM Located on the eastern rim of the Washakie Basin comprising 206,448 gross (109,152 net) acres Development of 141,000 gross acres in preferential CBM drilling fairway through a 50/50 joint venture with Anadarko Managed jointly through operating subcommittee with equal representation Evaluated CBM acreage throughout the Atlantic Rim High gas content and high permeability Shallow drilling depths – lower drilling cost Reserve estimates over 1.0 Bcfe per well Potential 1,800 gross (756 net) CBM wells Drilled first three pilots - 59 CBM wells currently producing approximately 8.0 MMcf/d gross Plan to drill 80 gross (38 net) CBM wells in 2007 in the Sun Dog Unit - the “heart” of the play Capital expenditures of $38.1 million in 2007 for drilling, pipeline and compression facilities Final Environmental Impact Statement was completed in May 2007 Atlantic Rim Project 24

Washakie Basin – Atlantic Rim – CBNG Units Sun Dog Pilot with 5-year production history De-watering phase with inclining production First 10 pilot wells averaging over 450 Mcf/d per well Two new wells averaging 200 Mcf/d (rather than zero gas production) due to benefits from pilot wells previous de-watering BP’s Wamsutter field average 250 Mcf/d per well 25 BLUE SKY 0 100 200 300 400 500 600 700 800 7/1/03 7/1/04 7/1/05 7/1/06 DATE MCFD 0 10000 20000 30000 40000 50000 60000 70000 80000 90000 100000 BWPD DAILY GAS PRODUCTION DAILY WATER PRODUCTION SUN DOG 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 1/1/03 1/1/04 1/1/05 1/1/06 1/1/07 DATE MCF 0 10000 20000 30000 40000 50000 60000 70000 BWPD DAILY GAS PRODUCTION DAILY WATER PRODUCTION DOTY MOUNTAIN 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 5/10/2004 11/10/2004 5/10/2005 11/10/2005 5/10/2006 11/10/2006 DATE MCFD 0 5000 10000 15000 20000 25000 30000 35000 40000 BWPD DAILY GAS PRODUCTION DAILY WATER PRODUCTION

Washakie Basin – Pacific Rim CBM Located 60 miles due west of the Atlantic Rim Project comprising approximately 20,885 gross (16,626 net) acres High gas content and low permeability Five conventional wells producing 1,000 Mcf/d Received BLM approval of EA for 120 gas wells Operate Chicken Springs federal unit Own approximately 5,600 net acres in potential play in Baxter shale recently reported by Questar Acquired 6.5 mile pipeline that provides access to the Kern River pipeline system to Bakersfield, CA Exploratory deep well completed to Tensleep in Hanna Basin – Awaiting production test Pacific Rim Project 26

Rocky Mountain Pipelines


There are fewer options for exporting Rockies gas than Gulf Coast gas.
Warren's Atlantic Rim Field
Sumas
WASHINGTON
MONTANA
N. DAKOTA
OREGON
IDAHO
S. DAKOTA
Buffalo
WYOMING
Opal
NEBRASKA
Cheyenne
Rangely
NEVADA
Denver
UTAH
COLORADO
KANSAS
CALIFORNIA
Ignacio
Blanco Hub
Greensburg
OKLAHOMA
Bakersfield
Southern Trails
NEW MEXICO
Albuquerque
Long Beach
ARIZONA
Oil City
El Paso
TEXAS
Colorado Interstate Gas
El Paso Natural Gas
Kern River
Northwest Pipeline Corp.
Questar
Questar Expansions
Trailblazer
TransColorado
TransWestern Pipeline Co.
Wyoming Interstate Co.

27

Financial Overview 28

Capitalization ($Millions) 29 $ 280.0 $ 294.5 $ 382.8 Total capitalization Total stockholders' equity Common stock and additional paid in capital Preferred stock Stockholders' equity: $ 8.9 $ 9.5 $ 40.1 Debentures and other long-term liabilities Current portion of long-term debt $ 114.6 $ 43.0 $ 26.7 Cash and cash equivalents 2005   2006 2007 As of December 31, As of June 30, 0.5 0.5 0.6 39.6 9.0 8.3 3.2 3.3 7.6 339.5 281.7 263.5 342.7 285.0 271.1

Historical Financial Performance Year Ended December 31 30 2007 2006 Net Production Natural Gas (MMcf) 462.5 566.7 Oil (MBbls) 372.5 197.9 Equivalents (MMcfe) 2,700.4 1,753.8 Revenues: Oil and Gas Sales 22.8 $ 14.4 $ Interest and other income 1.4 2.5 Total Revenues 24.2 16.9 Costs and Operating Expenses: Production and exploration 9.2 5.6 Depreciation, depletion, & amortization 4.6 2.8 General & Administrative 5.6 4.6 Interest 0.6 0.2 Total Costs and Operating Expenses 20.0 13.2 Deferred income tax expense - 0.1 Dividends 0.1 0.2 Net income applicable to shareholders 4.1 $ 3.4 $ Six months ended 6/30

Defined Growth Planned 2007 Gross Wells of 142 2007 Drilling Budget of $90 Million (Includes $18 million for drilling cellars and facilities upgrades in Wilmington 31 NWU 17% Atlantic Rim and Other 41% WTU 36% Pacific Rim 6% NWU 18% WTU 24% Pacific Rim 1% Atlantic Rim and Other 57% As of March 31, 200 7 Gross Wells Producing Planned 2007 Producing and Injector Wells Gross Total Capex (1) Atlantic Rim 50 80 $ 36.1 Pacific Rim 18 0 0 Powder River 70 — — WTU 81 34 69.1 NWU 52 26 4 . 7 Other 34 — 7.1

Investment Highlights Large, high-quality resource base with huge remaining oil-in-place (+/-550 MMBO) and over 1.0 TCF of potential gas reserves Long-lived reserves (+20 yrs) Low-risk development drilling program in giant Wilmington Oil Field in California and large high-quality CBM project in Eastern Washakie Basin in Wyoming Net proved reserves at 12/31/06 of 349 Bcfe with a PV-10 of $609 million (20% proved developed producing) - accounts for 10% of net acreage Substantial proved reserves with significant additional reserve growth potential 54 MMBO net proved oil reserves booked in Wilmington Units in LA Basin of California in waterflood redevelopment and horizontal Tar well projects Leasehold interests in 254,480 gross (139,254 net) acres with approximately 2,350 potential drilling locations including 1,800 CBM wells in Rockies and 450 oil wells in Wilmington Deep potential under large Rocky Mountain acreage, including Baxter Shale, Nugget and Tensleep formations Regulatory approvals in LA finalized in 8/06 for complete Wilmington development and favorable Record of Decision on EIS issued by the BLM in 5/07 for full-scale Atlantic Rim CBM development Aggressive execution in 2007 planned for $121 million drilling program with 142 gross (99 net) new and recompleted oil and gas wells Strong technical management team with substantial ownership position and proven expertise in water flood and EOR operations, CBM development and horizontal drilling 32